THRIVENT SERIES FUND, INC.

Supplement to Prospectuses dated May 1, 2006

With respect to
THRIVENT DIVERSIFIED INCOME PLUS PORTFOLIO
and
THRIVENT PARTNER INTERNATIONAL STOCK PORTFOLIO

The "Portfolio Management" section of the prospectuses is amended with respect to the following Portfolios:

The paragraph under Thrivent Diversified Income Plus Portfolio is deleted and replaced with the following paragraph:

Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, Paul J. Ocenasek, CFA and David R. Spangler, CFA serve as portfolio co-managers of Thrivent Diversified Income Plus Portfolio.

Mr. Simenstad is Vice President of Fixed Income Mutual Funds and Separate Accounts and has been with Thrivent since 1997.

Kevin R. Brimmer has been with Thrivent since 1985 and has been a portfolio manager since 2002. He previously managed the Asset Liability Management Department of Thrivent Financial.

Mr. Ocenasek has been with Thrivent since 1987 and has been a portfolio manager since 1997.

Mr. Spangler has been a portfolio manager of the Portfolio since 2007 and has been with Thrivent since 2002. He was director of investment product management from 2002 to 2006. He was previously Vice President of Mutual Funds Product Development at Wells Fargo Funds Management, LLC from 2000 to 2002.

The paragraph under Thrivent Partner International Stock Portfolio is deleted and replaced with the following paragraph:

Thrivent Asset Mgt. has engaged Mercator, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and Principal Global Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392, as investment subadvisers for Thrivent Partner International Stock Portfolio.

Mercator has served as a subadviser for the Portfolio since 2004. Mercator was founded in 1984 and manages international equity funds for institutional clients, including retirement plans, endowments, and foundations. As of December 31, 2006, Mercator managed approximately $11.7 billion in assets. Mercator has an investment management team that has day-to-day responsibility for managing its portion of the Portfolio's assets. James E. Chaney and Peter F. Spano serve as portfolio co-managers for the portion of the Portfolio's assets that are managed by Mercator. Mr. Chaney is a General Partner of Mercator and has been with Mercator since 2000. Mr. Spano is a General Partner and a founder of Mercator.

Principal Global Investors, LLC ("Principal") has served as the subadviser for the Portfolio since February 28, 2007. Principal is a directly wholly-owned subsidiary of Principal Life Insurance Company. Principal and its predecessor firms have subadvised mutual fund assets since 1969. Principal, together with its affiliated asset management companies, had approximately $201.3 billion in assets under management as of December 31, 2006. Principal has an investment management team that has day-to-day responsibility for managing its portion of the Portfolio's assets. Steven Larson, CFA and John Pihlblad, CFA have day-to-day responsibility for managing that portion of the Portfolio and developing and executing the Portfolio's investment program for the Principal managed portion. Mr. Larson is a portfolio manager and has been with Principal since 2001. Prior to joining Principal, he was with Wells Fargo Funds Management LLC. Mr. Pihlblad is a portfolio manager and has been with Principal since 2000. Prior to joining Principal, he was a partner and co-founder of GlobeFlex Capital in San Diego, California.

The date of this Supplement is February 28, 2007.

Please include this Supplement with your Prospectus.